SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 9, 2001





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   333-42510               41-1955181
----------------------------        ------------           ---------------
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
     of Incorporation)              File Number)       Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Mortgage Loan Trust 2001-GH1, GMACM Mortgage Loan-Backed Term Notes, Series 2001-GH1 (the "Notes").

Incorporation of Certain Documents by Reference

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File No. 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2000 and for the periods ending September 30, 2000 and September 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended September 30, 2000 (which was filed with the Securities and Exchange Commission on November 13, 2000) and the unaudited interim financial statements and accompanying discussion for Ambac Financial Group, Inc., as of December 31, 2000, and for the periods ending December 31, 2000 and December 31, 1999 contained in the press release issued on January 24, 2001, included in the form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on January 24, 2000), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-42510) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for GMACM Mortgage Loan-Backed Term Notes, Series 2001-GH1, and shall be deemed to be a part hereof.


______________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 21, 2000 and the prospectus supplement dated March 9, 2001 (collectively, the "Prospectus"), of Residential Asset Mortgage Products, Inc., relating to its GMACM Mortgage Loan Trust 2001-GH1, GMACM Mortgage Loan-Backed Term Notes, Series 2001-GH1.



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Item 7.  Financial Statements and Exhibits

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 21, 2000 on the audit of the consolidated financial statements of Ambac as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999 and
        (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:   /s/ Patricia C. Taylor
                                                Patricia C. Taylor
                                                Vice President


Dated:  March 12, 2001




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                                  Exhibit Index


Exhibit                                                             Page

23.1           Consent of KPMG LLP                                   5

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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:


        We consent to the incorporation by reference in the registration statement (No. 333-42510) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated March 9, 2001, of our report dated January 21, 2000 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 30, 2000, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                  /s/ KPMG LLP


New York, New York
March 9, 2001


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